Equity	6 Months Ended
Jun. 30, 2026
Equity [Abstract]
Equity

Note 9 – Equity

Ordinary shares

For the sake of undertaking a public offering of the Company’s ordinary shares, the Company has performed a series of re-organizing transactions resulting in 16,250,000 shares of ordinary shares outstanding that have been retroactively restated to the beginning of the first period presented. A further 2,800,000 shares were issued by March 23, 2023, and 171,384 shares were issued on October 6, 2023, resulting in 19,221,384 shares of ordinary shares outstanding as at December 31, 2023.

On Feb 16, 2024, 3,555,555 shares were issued as a result of a follow-on offering. During the year ended December 31, 2024, an additional 813,369 shares were issued pursuant to the acquisition of Simply, S-8, and compensation settlements, resulting in 23,590,308 shares of ordinary shares outstanding as at December 31, 2024.

In February 2025, the Company issued 354,644 ordinary shares as acquisition consideration. On March 10, 2025, the Company effected a 10-for-1 share consolidation, resulting in 2,394,464 ordinary shares outstanding. The shares and per share information in the Consolidated Statements of Operations and Comprehensive loss and Consolidated Statements of Changes in Shareholders’ Equity are presented on a retroactive basis to reflect this share consolidation. Subsequently, the Company issued 4,040,000 and 16,666,667 ordinary shares on May 21, 2025 and June 11, 2025, respectively, pursuant to share purchase agreements. As of December 31, 2025, the Company’s issued share capital comprised 445,223 Class A ordinary shares and 16,831 Class B ordinary shares, retroactively restated for the 50-for-1 share consolidation on August 20, 2026.

There was no change in the Company’s issued and outstanding ordinary shares during the six-month period ended June 30, 2026.